Exhibit 32
Section 1350 Certification
      In connection with the Quarterly Report of Nextel Communications, Inc. (the “Company”) on Form 10-Q/A for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy M. Donahue, President & Chief Executive Officer of the Company, certify pursuant to 18 U.S.C.§ 1350 (as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002) that, to the best of my knowledge:
      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 14, 2005

/s/ Timothy M. Donahue
_______________________________________ Timothy M. Donahue
Chief Executive Officer

Section 1350 Certification
      In connection with the Quarterly Report of Nextel Communications, Inc. (the “Company”) on Form 10-Q/A for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul N. Saleh, Vice President & Chief Financial Officer of the Company, certify pursuant to 18 U.S.C.§ 1350 (as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002) that, to the best of my knowledge:
      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 14, 2005

/s/ Paul N. Saleh
_______________________________________ Paul N. Saleh
Chief Financial Officer